Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: January 2, 2011 - January 29, 2011

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

		Document	Available	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Upon Request	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a		X
Schedule of Professional Fees Paid	MOR-1b	X
Listing of bank account numbers and balances		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Accounts Payables	MOR-4	X
Accounts Receivable Aging		N/A
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ J. Gregory Ambro Signature of Debtor	February 16, 2011 Date

Signature of Joint Debtor	Date

/s/ J. Gregory Ambro Signature of Authorized Individual*	February 16, 2011 Date

J. Gregory Ambro Printed Name of Authorized Individual	Executive Vice President and Chief Operating Officer Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: January 2, 2011 - January 29, 2011

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS [1]

	BANK ACCOUNTS						CURRENT MONTH		FILING TO DATE
	GEN OPER.	STORE WORKING FUNDS	UTILITY DEP	SALES TAX	PROF FEES RESERVE	ALASKA	ACTUAL	PROJECTED [2]	ACTUAL
CASH (LOAN BALANCE) BEGINNING OF MONTH	$ 9,373	$ -	$ 281	$ -	$ -	$ -	$ 9,654	$ 6,755	$ (68,811)

RECEIPTS
CASH SALES	-						-	-	83,387
CREDIT CARD RECEIVABLES	-						-	-	20,495
LOANS AND ADVANCES	-						-	-	-
SALE OF ASSETS	-						-	-	119,119
OTHER RECEIPTS	43						43	-	70,270
TRANSFERS (FROM DIP ACCTS)	-			-	-		-	-	-

TOTAL RECEIPTS	$ 43	$ -	$ -	$ -	$ -	$ -	$ 43	$ -	$293,271

DISBURSEMENTS
ADVERTISING	-						-	-	3,223
MERCHANDISE (INCLUDING FREIGHT)	-						-	-	53,228
RENT	3						3	5	14,507
PAYROLL, PAYROLL TAXES, AND BENEFITS	72						72	53	51,420
UTILITIES	5						5	8	4,774
INSURANCE	8						8	-	1,289
SALES AND OTHER TAXES	1						1	-	33,084
GENERAL OPERATING	13						13	3	8,793
FINLAY LICENSE	-						-	-	11,814
FINANCING EXPENSES	-						-	-	3,524
PROFESSIONAL FEES	152						152	200	19,491
OTHER	53						53	227	7,797
TOTAL DISBURSEMENTS	$ 307	$ -	$ -	$ -	$ -	$ -	$ 307	$ 496	$212,944

DRAW ON LC	-						-	-	4,648
ADJUSTMENTS	-						-	-	2,522
NET CASH FLOW	$ (264)	$ -	$ -	$ -	$ -	$ -	$ (264)	$ (496)	$ 78,201
(RECEIPTS LESS DISBURSEMENTS)

CASH (LOAN BALANCE) - END OF MONTH	$ 9,109	$ -	$ 281	$ -	$ -	$ -	$ 9,390	$ 6,259	$ 9,390

[1] The cash balances and activity on this schedule represents the following balance sheet items: Unrestricted Cash and Cash Equivalents, Restricted Cash and Cash Equivalents, and Revolver Line of Credit. The balance of the revolver line of credit as of 1/29/11 was $0.
[2] 'Projected' amounts reflect projections per the winddown budget.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: January 2, 2011 - January 29, 2011

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

(Actual $)
				AMOUNT PAID		TOTAL PAID TO DATE
	PERIOD	DATE OF COURT ORDER	AMOUNT					TOTAL INCURRED
PAYEE	COVERED	AUTHORIZING PAYMENT	APPROVED	FEES	EXPENSES	FEES	EXPENSES	AND UNPAID
O'Melveny & Meyers	1/2/11 to 1/29/11	1/11/2011 & 1/12/2011	102,175	101,401	773	7,206,912	219,622	114,957
FTI Consulting	1/2/11 to 1/29/11		-	-		3,093,637	132,854	-
Richards, Layton & Finger	1/2/11 to 1/29/11	112/22/2010	4,274	4,158	116	933,912	66,705	16,035
Kurtzman Carson Consultants	1/2/11 to 1/29/11	n/a	16,076	16,076	-	1,200,980	210,801	36,775
Cooley Godward Kronish	1/2/11 to 1/29/11		-	-	-	925,462	32,145	15,329
Loughlin Meghji & Company	1/2/11 to 1/29/11	1/14/2011	3,328	3,328	-	910,343	833	10,726
Benesch	1/2/11 to 1/29/11		-	-	-	164,488	4,690	6,505
GE Capital Third Party Legal [1]	1/2/11 to 1/29/11	n/a		-		578,731	5,505	-
Financial Dynamics	1/2/11 to 1/29/11			-		29,377	-	-
Other	1/2/11 to 1/29/11		-	-	-	236,754	766	6,931

TOTAL PAYMENTS TO PROFESSIONALS			$ 125,852	$ 124,962	$ 889	$ 15,280,595	$ 673,921	$ 207,259

[1] Amounts paid to GE Capital's legal advisors represent disbursements related to advisory work on the Credit Agreement.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: January 2, 2011 - January 29, 2011

STATEMENT OF OPERATIONS - Income Statement

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month ($ in 000's)	Filing to Date ($ in 000's)
Net Sales	-	93,101
Net Leased Department Revenue	-	1,791
Net Credit Revenue	-	1,758
Total Revenues	-	96,650
COST OF GOODS SOLD
Cost of Goods Sold	-	73,936
Gross Profit	-	22,714
OPERATING EXPENSES
Advertising	-	2,108
Bad Debts	-	61
Contributions	-	9
Employee Benefits Programs	9	2,411
Insider Compensation	54	1,666
Insurance	14	1,494
Repairs and Maintenance	5	1,292
Rent and Lease Expense	-	4,830
Salaries/Commissions/Fees	-	21,746
Supplies	-	1,921
Taxes	3	3,859
Travel and Entertainment	1	134
Utilities	4	1,681
Other (attach schedule)	6	98,144
Total Operating Expenses Before Depreciation	96	141,356
Depreciation/Depletion/Amortization	12	5,517
Net Profit (Loss) Before Other Income & Expenses	(108)	(124,159)
OTHER INCOME AND EXPENSES
Other (Income (attach schedule)	(28)	(4,271)
Interest Expense	-	1,656
Net Profit (Loss) Before Reorganization Items	(80)	(121,544)
REORGANIZATION ITEMS
Professional Fees	51	16,609
U. S. Trustee Quarterly Fees	2	125
Other Reorganization Expenses (attach schedule)	-	2,809
Total Reorganization Expenses	53	19,543
Income Taxes	1	77
Net Profit (Loss)	$ (134)	$ (141,164)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: January 2, 2011 - January 29, 2011

STATEMENT OF OPERATIONS - continuation sheet

		Cumulative
BREAKDOWN OF "OTHER" CATEGORY	Month ($ in 000s)	Filing to Date ($ in 000s)

Other Operational Expenses
Services Purchased	4	5,663
Unclassified	-	(1,122)
Communications	2	672
Postage	-	224
Professional Fees	3	49
Costs capitalized under Uniform Capitalization Rules [1]	-	(1,099)
Loss (Gain) on Sale of Assets	(3)	93,713
Store Closure Costs	-	44

Total Other Operational Expenses	6	98,144
Other Income
Rental income	(3)	(153)
Miscellaneous (income) expense	(25)	(4,118)

Total Other Income	(28)	(4,271)
Other Reorganization Expenses
Amortization of DIP loan fees	-	2,809
		-
Total Other Reorganization Expenses	-	2,809

[1] Uniform Capitalization Rules require capitalization of certain indirect buying, handling and distribution costs to align these costs with the related sales.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: January 2, 2011 - January 29, 2011

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS	($ in 000's)	($ in 000's)
Unrestricted Cash and Cash Equivalents	$ 9,066	$ 7,408
Restricted Cash and Cash Equivalents [1]	281	-
Accounts Receivable (Net)	2,879	2,944
Inventories	-	126,552
Prepaid Expenses (attach schedule)	1,892	3,849
Professional Retainers	70	493
Other Current Assets (attach schedule)	6,313	8,216
TOTAL CURRENT ASSETS	$ 20,501	$ 149,462
PROPERTY AND EQUIPMENT
Real Property and Improvements	-	60,652
Machinery and Equipment	-	61,313
Furniture, Fixtures and Office Equipment	-	89,942
Leasehold Improvements	3,981	65,463
Vehicles	-	420
Construction in progress	-	2,187
Less Accumulated Depreciation	(2,532)	(151,228)
TOTAL PROPERTY & EQUIPMENT	$ 1,449	$ 128,749
OTHER ASSETS
Loans to Insiders	-	-
Other Assets (attach schedule)	14	5,166
TOTAL OTHER ASSETS	$ 14	$ 5,166

TOTAL ASSETS	$ 21,964	$ 283,377

	BOOK VALUE AT END OF	BOOK VALUE
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	5
Taxes Payable (refer to FORM MOR-4)	962
Wages Payable	7
Rent / Leases - Building/Equipment	1,289
Secured Debt / Adequate Protection Payments	-
Professional Fees	207
Amounts Due to Insiders	22
Other Postpetition Liabilities (attach schedule)	17,624
TOTAL POSTPETITION LIABILITIES	$ 20,116	$ -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	-	76,069
Priority Debt	-	37
Unsecured Debt	54,244	54,533
Other Pre-petition Liabilities (attach schedule)	122	64,099
TOTAL PRE-PETITION LIABILITIES	$ 54,366	$ 194,738

TOTAL LIABILITIES	$ 74,482	$ 194,738
OWNER EQUITY
Capital Stock	137	137
Additional Paid-In Capital	78,007	78,002
Retained Earnings - Pre-Petition	11,987	11,987
Retained Earnings - Postpetition	(141,162)	-
Adjustments to Owner Equity (attach schedule)	(1,487)	(1,487)
NET OWNER EQUITY	(52,518)	88,639

TOTAL LIABILITIES AND OWNERS' EQUITY	$ 21,964	$ 283,377

[1] Restricted Cash and Cash Equivalents represents cash held in separate accounts for utility adequate assurance.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: January 2, 2011 - January 29, 2011

BALANCE SHEET - continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Prepaid Expenses	($ in 000's)	($ in 000's)
Prepaid insurance	153	1,167
Workers compensation prepaid	1,739	889
Prepaid advertising	-	219
Prepaid health and other	-	122
Prepaid rent	-	-
Prepaid expenses	-	1,094
Prepaid property taxes	-	358

Total Prepaid Expenses	1,892	3,849
Other Current Assets
Supplies	-	1,534
Workers compensation reserves	6,118	6,118
Deferred loan fees	-	4
Other receivables	195	373
Salary support receivable	-	184
Other	-	3

Total Other Current Assets	6,313	8,216
Other Assets
Intangibles - lease rights	-	813
Investment in partnership	-	1,810
Deposits	12	-
Straightline lease	-	2,543
Prepaid rent	2

Total Other Assets	14	5,166
	BOOK VALUE AT END OF	BOOK VALUE
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Pre-petition Liabilities
Other Postpetition Liabilities
Accrued expenses	2,670
Gift and merchandise cards	3,595
Vacation payable	25
Payroll deductions payable	-
Accrued accounting fees	151
Sales return reserve	-		[1]
Workers compensation insurance reserves	6,118	-	[1]
Other insurance reserves	329	-	[1]
Deferred revenue	-	-
Deferred rent	-
Intangibles - lease rights	-
Fin 48 liability	1,008
Deferred taxes	3,728
Capital leases	-
Total Other Postpetition Liabilities	17,624

Other Prepetition Liabilities
Accrued expenses	-	5,162	[2]
Gift and merchandise cards	-	7,738	[2]
Sales and payroll taxes payable	-	10,495	[2]
Wages payable	-	2,030	[2]
Vacation payable	25	2,990
Payroll deductions payable	-	304	[2]
Accrued accounting fees	-	520
Pension liability	97	97
Other accruals prepetition	-	599
Store party fund	-	63
Vendor supported events	-	220
Sales return reserve	-	1,663	[1]
Workers compensation insurance reserves	-	6,118	[1]
Other insurance reserves	-	259	[1]
Deferred revenue	-	6,699
Deferred rent	-	5,466
Intangibles - lease rights	-	208
Fin 48 liability	-	1,008
Deferred taxes	-	3,512
Capital leases	-	8,948

Total Other Prepetition Liabilities	122	64,099
Adjustments to Owner Equity
Treasury stock	(1,487)	(1,487)

[1] Represents reserves that are reevaluated on a quarterly basis.
[2] Represents employee programs that were continued postpetition per Court order.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: January 2, 2011 - January 29, 2011

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

(Actual $)
	Beginning	Amount		Ending
	Tax	Withheld or	Amount	Tax
	Liability	Accrued	Paid	Liability
Federal
Withholding	-	11,950	(11,950)	-
FICA	-	7,165	(7,165)	-
Unemployment	-	214	-	214
Total Federal Taxes	$ -	$ 19,329	$ (19,114)	$ 214
State and Local	-
Withholding	-	4,772	(4,772)	-
Sales & Excise	-	-	-	-
Unemployment	36	1,660	(36)	1,660
Real Property	512,070	3,355	-	515,425
Personal Property [1]	444,446	-	-	444,446
Workers Compensation	-	-	-	-
Other: Local	-	-	-	-
Total State and Local	956,551	9,787	(4,808)	961,531
Total Taxes	$ 956,551	$ 29,116	$ (23,922)	$ 961,745

[1] Personal Property Taxes are paid on an annual basis.
* Copies of tax returns are available upon request.

SUMMARY OF ACCOUNTS PAYABLE

Attach aged listing of accounts payable.

Note: The Company does not analyze or prepare the aging of its accounts payable.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: January 2, 2011 - January 29, 2011

ACCOUNTS RECEIVABLE AGING

Accounts Receivable Aging	Amount

Note: The Company does not analyze or prepare the aging of its accounts receivable.

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened
provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X